January 19, 2011 Earnings Teleconference Fourth Quarter 2010 2011 Outlook Exhibit 99

Cautionary
Cautionary
• This presentation and the accompanying oral remarks include “forward-looking statements,” as defined by federal securities laws. These statements, as well as any verbal statements by the Company in connection with this presentation, are intended to qualify for the protections afforded forward-looking statements under the
Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, financial condition, and accounting policies among other matters. Words such as, but not limited to, “will,” “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “optimistic,” “likely,”
“would,” “could” and similar expressions or phrases identify forward-looking statements.
• All forward-looking statements involve risks and uncertainties. Many risks and uncertainties are inherent in business generally and the markets in which the
Company operates or proposes to operate. Other risks and uncertainties are more specific to the Company’s businesses, including businesses that the Company acquires. The occurrence of such risks and uncertainties and the impact of such occurrence is often not predictable or within the Company’s control. Such impacts could adversely affect the Company’s results and, in some cases, such effect could be material.
• All written and verbal forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the risks, uncertainties and cautionary statements contained herein. Any forward looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
• Risks and uncertainties that may cause actual results to differ materially from expected results include, among others: the Company’s ability to successfully integrate
Eliokem into its operations; the Company’s ability to achieve fully the strategic and financial objectives related to the acquisition of Eliokem, including the acquisition becoming accretive to the Company’s earnings; and unexpected costs or liabilities that may arise from the acquisition, ownership or operation of Eliokem.
• Additional risk factors include: economic trends affecting the economy in general and/or the Company’s end-use markets; prices and availability of raw materials including styrene, butadiene, vinyl acetate monomer, polyvinyl chloride, acrylics and textiles; ability to increase pricing to offset raw material cost increases; product substitution and/or demand destruction due to product technology, performance or cost disadvantages; loss of a significant customer; customer and/or competitor consolidation; customer bankruptcy; ability to successfully develop and commercialize new products; a decrease in demand for domestically manufactured products due to increased foreign competition and off-shoring of production; ability to successfully implement productivity enhancement and cost reduction initiatives;
unplanned full or partial suspension of plant operations; the Company’s strategic alliance, joint venture and acquisition activities; loss or damage due to acts of war or terrorism, natural disasters, accidents, including fires, floods, explosions and releases of hazardous substances; ability to comply, and cost of compliance with, legislative and regulatory changes, including changes impacting environmental, health and safety compliance and changes which may restrict or prohibit certain products and raw materials; rapid inflation in health care costs and assumptions used in determining health care cost estimates; risks associated with foreign operations including political unrest and fluctuations in exchange rates of foreign currencies; prolonged work stoppage resulting from labor disputes with unionized workforce; changes in, and compliance with, pension plan funding obligations; stock price volatility; infringement or loss of the Company’s intellectual property;
litigation and claims against the Company related to products, services, contracts, employment, environmental, safety, intellectual property and other matters;
adverse litigation judgments or settlements; absence of or inadequacy of insurance coverage for litigation judgments, settlements or other losses; availability of financing at anticipated rates and terms; and loan covenant default arising from substantial debt and leverage and the inability to service that debt, including increases in applicable short-term or long-term borrowing rates.
• For further information on risks and uncertainties, see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission.
Forward-Looking Statements
Non-GAAP Financial Measures
This presentation includes Adjusted Net Income, Adjusted Diluted Earnings Per Share, Adjusted Segment Operating Profit, EBITDA, Adjusted EBITDA and
Net Debt which are non-GAAP financial measures as defined by the Securities and Exchange Commission.

Reversal of U.S. Tax Valuation Allowance
Reversal of U.S. Tax Valuation Allowance
• Between 2002 and 2008, OMNOVA Solutions generated ~ $240 million of net losses
– Most of the losses occurred in 2002 and 2003; ~ $228 million of those losses were related to writedowns of goodwill, intangibles, fixed assets, as well as several major restructuring actions.
– During this period of time, the Company recorded approximately 40% of the losses as a Deferred Tax Asset which could be used to offset future taxes payable; then immediately offset it with a valuation allowance reserve due to uncertainty that the Company would have sufficient future taxable income in order to use the asset.
– The valuation allowance has been outlined in the financial statement footnotes since 2002 and grew to $104.5 million in 2010.
• In 2009 and 2010, the Company generated significant improvement in Net Income, driven by new product commercialization, cost reduction actions, market share gains and improved indexed pricing mechanisms to recover raw material inflation.
• In 4Q 2010, the Company determined that it was “more likely than not” able to utilize the Deferred Tax Asset in future periods due to recent history of profitability and improved financial outlook.
– The Company reversed 94% of the Valuation Allowance, or $98.2 million
– This reversal put the Deferred Tax Asset on the balance sheet.
– This reversal resulted in non-cash income of $90.5 million.
– There was No impact on cash income taxes or cash flow.

Reversal of U.S. Tax Valuation Allowance (cont’d)
Reversal of U.S. Tax Valuation Allowance (cont’d)
• Projected Impact on 2011 Financial Results:
– Full Year Book Income Tax Rate of ~ 42%
Reflects Estimated Tax Rates in the jurisdictions where OMNOVA operates
– Cash income taxes will remain significantly lower than Book Income Tax.
Net Operating Loss (NOL) carryforwards will substantially offset domestic cash taxes
– NOL balances on 11/30/2010 were $119 million Federal and $4 million State and Local
Cash income taxes were $1.1 million in 2010
2011 Cash income taxes expected to increase slightly due to higher foreign-based income
– EBITDA – no change
• Summary
– Significant improvement in OMNOVA Solutions profitability over past 2 years
– Accounting treatment changes reflect likelihood of future income to utilize Deferred Tax Asset
– Book income tax rate forecasted to be 42%
– EBITDA and cash flow not impacted
– Domestic cash income taxes expected to be low for 3 - 5 years due to NOL carryforwards

- 5 - Proforma 2010 Quarterly and Full Year Proforma 2010 Quarterly and Full Year

Capital Structure Proforma 2010
Capital Structure Proforma 2010
$(mils)      Debt Annual
Amount Rate Interest Matures
Senior Notes 250.0 $    7.875% 19.7 $     2018 Fixed
TLB 200.0 5.750% 11.5 2016 Floating …L+400…Floor 175
Other 5.1 6.000% 0.3
ABL Commitment Fees unused 0.6 2015 Floating… L+225 / Grid
Deferred Financing Amort 2.0
Swap Amortization 2.7
   Total 455.1 $    36.8 $
Dec. 31, 2010 Liquidity
  Asset-Based Revolver 71.6
  Cash 84.7
     Total Liquidity 156.3 $
Net Debt 370.4
Proforma LTM EBITDA 120.2
Net Leverage Ratio 3.1

2011 Outlook
2011 Outlook
•
Expect modest volume growth in 2011
–
Stronger growth in Performance Chemicals
•
Significant raw material inflation in Q1
–
Decorative Products faces price recovery challenge
•
Additional Q1 acquisition-related expenses of
$5-7 million
•
Expected Eliokem acquisition synergies
–
Modest in 2011
–
$5-10 million in 2012
–
$10-15 million in 2013
•
Estimated capital expenditures of $30-35 million
•
Expect 2011 Adjusted EPS to be comparable with 2010
Adjusted Proforma EPS of $0.62